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                                                                    EXHIBIT 10.6

                      BILL OF SALE AND BLANKET ASSIGNMENT


         The undersigned, CROWN RESORT CO. LLC, a Delaware limited liability company ("Seller"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by SILVERLEAF RESORTS, INC., a Texas corporation ("Purchaser"), the receipt and sufficiency of which are hereby acknowledged by Seller, has BARGAINED, SOLD, ASSIGNED, TRANSFERRED, AND DELIVERED, and by these presents does BARGAIN, SELL, ASSIGN, TRANSFER AND DELIVER unto Purchaser, the following:

         1. All of Seller's right, title and interest in and to all of the management agreements described in Exhibit "A" attached hereto and made a part hereof for all purposes (the "Management Agreements").

         2. The personal property described in Exhibit "B" attached hereto and made a part hereof for all purposes (the "Personal Property").

         3. All assets of Seller of any kind whatsoever that were acquired by Seller from National American Corporation, LML Resort Corporation, Quail Hollow Village, Inc., The Kinston Corporation, Foxwood Corporation, The Villas of Hickory Hills, Inc., Carriage Manor Corporation, Lake Tansi Village, Inc., Wolf Run Manor Corporation and Westwind Manor Corporation (hereinafter collectively referred to as "NACO") in connection with Seller's acquisition of assets from NACO pursuant to the closing of the Purchase and Sale Agreement dated November 21, 1996, between NACO and Seller, other than timeshare inventory that has been sold by Seller subsequent to such acquisition and any other assets or items that have been disposed of by Seller subsequent to such acquisition in the ordinary course of Seller's business. Included in this Assignment are any assets acquired by Seller from NACO at the secondary closing which occurred on or about January 7, 1998.

         4. All of Seller's right, title and interest in and to the names "Crown Resort" and "Crown"; provided, however, that Seller shall retain the right to keep the entity now known as "Crown Resort Co. LLC" in existence as long as such entity is not actively conducting business from and after the date hereof.

         TO HAVE AND TO HOLD the above Management Agreements, Personal Property, rights, and interests unto Purchaser, its successors and assigns, forever. Seller does hereby bind itself, its successors and assigns, to forever warrant and defend the title unto the above-described Personal Property unto the Purchaser, its successors and assigns, against the lawful claims of any and all persons whomsoever.

         Seller represents and warrants that title to the Personal Property is free and clear of all liens, claims, and encumbrances of any kind whatsoever.

         EXECUTED this 28th day of May, 1998.

                                     SELLER:

                                     CROWN RESORT CO. LLC, a Delaware limited liability company


                                     By: /s/ Richard W. Dickson
                                        ------------------------------------
                                     Name:   Richard W. Dickson
                                     Its:    Member
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                                  EXHIBIT "A"
                           MANAGEMENT AGREEMENTS LIST


         1. Management Agreement dated December 9, 1982, as amended, between Capricorn Owners' Association, Inc. and American Leisure Resorts, Inc. and subsequently assigned to LML Resort Corporation by an Assignment and Assumption Agreement dated February 4, 1985, and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         2. Management Agreement dated September 11, 1985, as amended, between Dogwood Hills Condominium Association, Inc. and LML Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         3. Management Agreement dated June 14, 1984, as amended, between The Pines Condominium Owners' Association, Inc. and LML Resort Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         4. Management Agreement dated January 23, 1986, as amended, between Quail Hollow Village Association and Quail Hollow Village, Inc. and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         5. Management Agreement dated May 13, 1981, as amended, between Kinston Manor Association and The Kinston Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         6. Management Agreement dated January 20, 1987, as amended, between Villas of Foxwood Hills Association, Inc. and Foxwood Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         7. Management Agreement dated June 14, 1982, as amended, between The Villas of Hickory Hills, Inc. and Hickory Resort Association, Inc. and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         8. Management Agreement dated March 18, 1986, as amended, between Carriage Manor Property Owner Association, Inc. and Carriage Manor Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         9. Management Agreement dated July 12, 1979, as amended, between Hiawatha Association and Lake Tansi Village, Inc. and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         10. Management Agreement dated October 27, 1980, as amended, between Hiawatha Association and Lake Tansi Village, Inc. and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         11. Management Agreement dated August 3, 1982, as amended, between Hiawatha Manor West Association, Inc. and Lake Tansi Village, Inc. and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         12. Management Agreement dated January 16, 1984, as amended, between Silverwoods Association and Wolf Run Manor Corporation and subsequently assigned to Crown
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Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement
dated November 26, 1996.

         13. Management Agreement dated September 18, 1981, as amended, between Wolf Run Manor Association and Wolf Run Manor Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.

         14. Management Agreement dated March 12, 1985, as amended, between Westwind Manor Resort Association, Inc. and Westwind Manor Corporation and subsequently assigned to Crown Resort Co. LLC pursuant to a Bill of Sale, Assignment and Assumption Agreement dated November 26, 1996.